Exhibit 10.15

FOURTH AMENDMENT TO THE
RAIL LINE EASEMENT AGREEMENT

THIS FOURTH AMENDMENT TO THE RAIL LINE EASEMENT AGREEMENT (the “Fourth Amendment”) is made by and among the CITY OF ORLANDO, a municipal corporation created by and existing under the laws of the State of Florida, whose address is P.O. Box 4990, 400 S. Orange Avenue, Orlando, Florida 32802-4990 (the “City”) and THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority”), and ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida, 33134 (“Rail Company”).

W I T N E S S E T H :

WHEREAS, City, Authority and Rail Company entered into that certain Rail Line Easement Agreement with an effective date of January 22, 2014 (the “Agreement”), that certain First Amendment To The Rail Line Easement Agreement with an effective date of October 3, 2014 (the “First Amendment”), that certain Second Amendment To The Rail Line Easement Agreement with an effective date of October 26, 2015 (the “Second Amendment”) and that certain Third Amendment To The Rail Line Easement Agreement with an effective date of December 21, 2015 (the “Third Amendment”); and

WHEREAS, pursuant to that certain Amended and Restated Operation and Use Agreement dated August 31, 2015, the Authority controls, operates, and maintains an airport in Orange County, State of Florida, known as Orlando International Airport (hereinafter referred to as the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to extend the Escrow Term (as defined in the Agreement).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1.          Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2.          Definitions. Capitalized terms shall have the meaning ascribed to them in the Agreement, as amended in the Second Amendment, unless modified herein.

City [ILLEGIBLE] 1-11-17
Item: K-2 Documentary: 170179K02

3.          Paragraph 6: Closing Procedures. Paragraph 6(b) of the Agreement is hereby deleted in their entirety and replaced with the following:

                             (b) The conditions to be satisfied in order to release the escrow documents are set forth in Exhibit “11” hereto (the “Escrow Conditions”).Closing  Agent shall hold all Escrow Documents in escrow from the date hereof until the earlier of the following dates (the “Escrow Term”): (i) the satisfaction or waiver (any such waiver to be in the sole discretion of the waiving party) of the Escrow Conditions or (ii) January 31, 2017, as such date may be extended pursuant to the terms hereof or as may be amended by the parties in writing (the “Escrow Termination Date”). This extension is contingent upon the satisfaction of the conditions contained in the Escrow Extension Agreement on or before December 31, 2015. Failure of the Rail Company to satisfy the conditions will result in the Escrow Term expiring on January 31, 2017. If the Escrow Conditions have not been met prior to December 31, 2016, Rail Company shall be entitled to an additional one (1) year extension until December 31, 2017 if Rail Company has either (1) prior to January 31,2017, obtained financing in the form of documented loans, documented equity commitments and/or cash on hand in forms reasonably acceptable to the Authority, required to fund Rail Company’s infrastructure (including train sets) to bring the Rail Transportation Business to the Orlando International Airport or (2) (i) Rail Company shall close on the purchase of all right-of-way (by fee, lease or easement) required to construct its Rail Transportation Business infrastructure from the existing Florida East Coast Railway L.L.C. rail right of way east to the eastern edge of the Orlando International Airport property prior to January 31, 2017 (with it being understood that the failure of the Authority to exchange property with the Central Florida Expressway Authority shall not cause the failure of this condition) and (ii) within one hundred eighty (180) days from the Effective Date of this Extension Agreement, at no cost to the Authority, Rail Company shall deliver to the Authority a full set of 100% complete engineering drawings for the Critical Rail Corridor Improvements.

4.           Modification. Except as expressly amended and supplemented in the First Amendment, Second Amendment, Third Amendment and this Fourth Amendment all other terms of the Agreement shall remain in full force and effect as originally executed.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this First Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA”
GREATER ORLANDO AVIATION AUTHORITY
ATTEST:
/s/ Dayci S. Burnette-Snyder
Dayci S. Burnette-Snyder,		By:	/s/ Phillip N. Brown
Assistant Secretary			Phillip N. Brown, A.A.E.,
Date:	1/30/2017		Executive Director

TWO WITNESSES:		APPROVED AS TO FORM AND LEGALITY this 27th day of January, 2017, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.
[ILLEGIBLE]
Printed Name:	[ILLEGIBLE]

Anna M. Farmer		Marchena and Graham, P.A., Counsel.
Printed Name:	Anna M. Farmer
		By:	/s/ Marchena and Graham, P.A
Marchena and Graham, P.A.

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette-Snyder respectively Executive Director and Deputy Director of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 30 day of January, 2017.

Alba L. Bueno
My commission expires: 7/19/19	Notary Public

	Notary Public State of Florida	ALBA L. BUENO Notary Public - State of Florida Commission # FF 901067 My Comm. Expires Jul 19, 2019 Bonded through National Notary Assn.

ALL ABOARD FLORIDA – OPERATIONS LLC

ATTEST:	/s/ Juan Godoy	By:	/s/ Kolleen O. P. Cobb

Printed Name:	Juan Godoy	Printed Name:	Kolleen O. P. Cobb

Title:	Assistant Secretary	Title:	Vice President

Date: 12/15, 2016

TWO WITNESSES:

/s/ Iris Mendoza
Printed Name:	Iris Mendoza

/s/ Jessica Perez
Printed Name:	Jessica Perez

STATE OF FLORIDA              )
COUNTY OF MIAMI-DADE  )
The foregoing instrument was acknowledged before me this 15th day of December, 2016  by Kolleen O. P. Cobb, as Vice President of All Aboard Florida – Operations LLC, a Delaware limited liability company, on behalf of the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Brenda Lee Johnson
Notary Public
		Print name:	Brenda Lee Johnson

My commission expires:

NOTARY PUBLIC	BRENDA LEE JOHNSON
STATE OF FLORIDA	Commission # FF 966539
Expires March 1, 2020
Bonded Thru Troy Fain Insurance 800-385-7019

CITY OF ORLANDO, FLORIDA, a Florida municipal corporation

ATTEST:
By:	/s/ Amy T. Iennaco	By:	/s/ Patty Sheehan
Printed Name:	Amy T. Iennaco	Printed Name:	Patty Sheehan
Title:	Interim City Clerk	Title:	Mayor Pro Tem

[Official Seal]		Date:	1/11/17

TWO WITNESSES:		APPROVED AS TO FORM AND LEGALITY FOR THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 17 DAY OF Jan, 2017.

/s/ Carolyn Skuta
Printed Name:	Carolyn Skuta

/s/ Denise Holdridge		By:	/s/ Roy Payne
Printed Name:	Denise Holdridge	Title:	Chief Asst. City Attorney
		Printed Name:	Roy Payne